Victory Portfolios II
VictoryShares Pioneer Asset-Based Income ETF (“ABI”)
(the “Fund”)
Supplement dated August 29, 2025
to the Prospectus and Summary Prospectus dated June 23, 2025 (“Prospectus”)
Effective August 29, 2025, the Fund has lowered its management fee from 0.60% to 0.55%. The Fund has also lowered its expense limit from 0.70% to 0.65%. The expense limit is in effect through at least October 31, 2026.
The following replaces certain information found under the “Fund Fees and Expenses” section of the Prospectus.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses[1]	0.27%
Total Annual Fund Operating Expenses[2]	0.82%
Fee Waiver/Expense Reimbursement[3]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.65%
1
Estimated for the current fiscal year.
2
Total Annual Fund Operating Expenses have been restated to reflect current expenses.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.65% through at least October 31, 2026. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years
$66	$245
The fourth paragraph under “The Investment Adviser” on page 44 of the Prospectus hereby is deleted and replaced with the following:
For its services, the Adviser will be paid advisory fees, before waivers, at an annual rate of 0.55% of the average daily net assets of the Fund.
If you wish to obtain more information, please call the VictoryShares internal team at 866-376-7890.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.